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Exhibit 32.2

CERTIFICATION

        In connection with the Annual Report on Form 10-K of Veritex Holdings, Inc. (the "Company") for the period ending December 31, 2014 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Noreen E. Skelly, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  1.
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ NOREEN E. SKELLY Noreen E. Skelly Chief Financial Officer Date: March 26, 2015

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  Exhibit 32.2
CERTIFICATION